Exhibit 10.2
Execution Version
FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of the 26th day of March, 2009, by and among MAIN STREET CAPITAL CORPORATION, a Maryland corporation, MAIN STREET CAPITAL PARTNERS, LLC, a Delaware limited liability company, MAIN STREET EQUITY INTERESTS, INC., a Delaware corporation, the LENDERS listed on the signature pages hereof and BRANCH BANKING AND TRUST COMPANY, as Administrative Agent.
R E C I T A L S:
The Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into a certain Credit Agreement dated as of October 24, 2008 (referred to herein as the “Credit Agreement”). Capitalized terms used in this Amendment that are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.
The Borrower and Guarantors have requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Credit Agreement. The Lenders, the Administrative Agent, the Guarantors and the Borrower desire to so amend the Credit Agreement upon the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:
SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.
SECTION 2. Amendments. The Credit Agreement is hereby amended as set forth in this Section 2.
SECTION 2.01. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:
(a) by amending and restating the definition of “Consolidated EBITDA” in its entirety to read as follows:
“ “Consolidated EBITDA” means and includes, for the Borrower and the Consolidated Subsidiaries that are Guarantors for any period, an amount equal to the sum of (a) Consolidated Net Investment Income for such period; plus, (b) to the extent such amounts were deducted in computing Consolidated Net Investment Income for such period: (i) Consolidated Interest Expense for such period; (ii) income tax expense for such period, determined on a consolidated basis in accordance with GAAP; and (iii) Depreciation and Amortization for such period, determined on a consolidated basis in accordance with GAAP. Notwithstanding the fact that the SBIC Entities are not Loan Parties, the SBIC Entities shall be included for purposes of calculating Consolidated EBITDA. ”

(b) by adding the following new definition in appropriate alphabetical order:
“ “Consolidated Net Investment Income” means, for any period, the net investment income of the Borrower and the Consolidated Subsidiaries that are Guarantors set forth or reflected on the consolidated income statement of the Borrower and its Consolidated Subsidiaries for such period prepared in accordance with GAAP. Notwithstanding the fact that the SBIC Entities are not Loan Parties, the SBIC Entities shall be included for purposes of calculating Consolidated Net Investment Income. ”; and
(c) by deleting the definition of “Consolidated Net Realized Income” appearing therein.
SECTION 2.02. Amendment to Section 5.27(d). Section 5.27(d) of the Credit Agreement is hereby amended by replacing the defined term “Consolidated Net Realized Income” appearing in the last sentence therein with the defined term “Consolidated Net Investment Income”.
SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions, unless the Required Lenders waive such conditions:
(a) receipt by the Administrative Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party;
(b) the fact that the representations and warranties of the Borrower and Guarantors contained in Section 5 of this Amendment shall be true on and as of the date hereof; and
(c) the Loan Parties shall have paid all fees owing to the Administrative Agent under any fee letter and all other fees and expenses (including, without limitation, reasonable attorney’s fees and expenses to the extent invoiced and presented to Borrower) payable to the Administrative Agent arising from or relating to the negotiation, preparation, execution, delivery performance or administration of this Amendment.

SECTION 4. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower and Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, and the other Loan Documents being hereby ratified and affirmed. The Borrower and Guarantors hereby expressly agree that (i) the Credit Agreement, as amended, and the other Loan Documents are in full force and effect and (ii) the Liens and security interests of the Administrative Agent in the Collateral are in full force and effect.
SECTION 5. Representations and Warranties. The Borrower and the Guarantors hereby represent and warrant to each of the Lenders as follows:
(a) No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing on the date hereof.
(b) The Borrower and Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them.
(c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and Guarantors and constitutes the legal, valid and binding obligations of the Borrower and Guarantors enforceable against them in accordance with its terms, provided that such enforceability is subject to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditor’s rights generally.
(d) The execution and delivery of this Amendment and the performance by the Borrower and Guarantors hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, or any Guarantor, are not in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower, or any Guarantor that is a corporation, the articles of organization or operating agreement of any Guarantor that is a limited liability company, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which any Borrower, or any Guarantor is party or by which the assets or properties of the Borrower and Guarantors are or may become bound.
SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

SECTION 7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of North Carolina.
SECTION 8. Effective Date. This Amendment shall be effective as of April 1, 2009.
SECTION 9. Loan Document. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.
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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

MAIN STREET CAPITAL CORPORATION
By:	/s/ Todd A. Reppert
	Name:	Todd A. Reppert
	Title:	President and Chief Financial Officer

[CORPORATE SEAL] MAIN STREET CAPITAL PARTNERS, LLC
By:	/s/ Rodger Stout
	Name:	Rodger Stout
	Title:	Chief Financial & Administrative Officer

[CORPORATE SEAL] MAIN STREET EQUITY INTERESTS, INC.
By:	/s/ Rodger Stout
	Name:	Rodger Stout
	Title:	Vice President and Treasurer

[CORPORATE SEAL]
First Amendment to Credit Agreement

BRANCH BANKING AND TRUST COMPANY, as Administrative Agent and as a Lender

By:	/s/ Greg Drabik		(SEAL)

	Name:	Greg Drabik
	Title:	Vice President
First Amendment to Credit Agreement

COMPASS BANK, as a Lender

By:	/s/ Jason Consoli		(SEAL)

	Name:	Jason Consoli
	Title:	Senior Vice President
First Amendment to Credit Agreement